Certain identified information in this exhibit has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

GRANT AGREEMENT

Investment ID [***]

AGREEMENT SUMMARY & SIGNATURE PAGE

GRANTEE INFORMATION
Name:	Dyadic International Inc.
Tax Status:	Not exempt from federal income tax under U.S. IRC § 501(c)(3) You confirm that the above information is correct and agree to notify the Foundation immediately of any change.
Expenditure Responsibility:	This Agreement is subject to "expenditure responsibility" requirements under the U.S. Internal Revenue Code.
Mailing Address:	1044 North US Highway One, Suite 201, Jupiter, FL 33477, USA
Primary Contact:	[***]

FOUNDATION INFORMATION
Mailing Address:	[***]
Primary Contact:	[***]

AGREEMENT INFORMATION
Title:	Production of mAb in Thermothelomyces heterothallica C1 expression system
“Charitable Purpose":	To produce low-cost monoclonal antibodies to protect vulnerable populations in LMICs from infectious diseases including malaria and RSV
"Start Date":	Date of last signature
"End Date":	August 31, 2026
This Agreement includes and	This Agreement Summary & Signature Page and: [***]
incorporates by this
reference:

THIS AGREEMENT is between Dyadic International Inc. ("You" or "Grantee") and the Bill & Melinda Gates Foundation ("Foundation"), and is effective as of date of last signature. Each party to this Agreement may be referred to individually as a "Party" and together as the "Parties." As a condition of this grant, the Parties enter into this Agreement by having their authorized representatives sign below.

By:

DYADIC INTERNATIONAL INC.

Title [***]

Date [***]

By:

BILL & MELINDA GATES FOUNDATION

[***]

     Title [***]

Date [***]

GRANT AGREEMENT

Investment ID [***]

ATTACHMENT A

GRANT AMOUNT AND REPORTING & PAYMENT SCHEDULE

GRANT AMOUNT

The Foundation will pay You the total grant amount specified in the Reporting & Payment Schedule below. The Foundation's Primary Contact must approve in writing any Budget cost category change of more than [***].

REPORTING & PAYMENT SCHEDULE

[***]

REPORTING

[***]

ACCOUNTING FOR PERSONNEL TIME

[***]

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total Grant Amount				$3,092,136.00

GRANT AGREEMENT

Investment ID [***]

ATTACHMENT B

TERMS & CONDITIONS

This Agreement is subject to the following terms and conditions.

PROJECT SUPPORT

PROJECT DESCRIPTION AND CHARITABLE PURPOSE

The Foundation is awarding You this grant to carry out the project described in the [***] ("Project") in order to further the Charitable Purpose. [***]

MANAGEMENT OF FUNDS

 USE OF FUNDS

You may not use funds provided under this Agreement ("Grant Funds") for any purpose other than the Project. [***] At the Foundation's request, You will repay any portion of Grant Funds and/or Income used or committed in material breach of this Agreement, as determined by the Foundation in its discretion.

INVESTMENT OF FUNDS

You must invest Grant Funds in highly liquid investments with the primary objective of preservation of principal (e.g., interest-bearing bank accounts or a registered money market mutual fund) so that the Grant Funds are available for the Project. [***]

SEGREGATION OF FUNDS

You must maintain Grant Funds in a physically separate bank account or a separate bookkeeping account maintained as part of Your financial records and dedicated to the Project.

GLOBAL ACCESS

GLOBAL ACCESS COMMITMENT

You will conduct and manage the Project and the Funded Developments in a manner that ensures Global Access. [***]

HUMANITARIAN LICENSE

[***]

PUBLICATION

[***]

DATA ACCESS

[***]

INTELLECTUAL PROPERTY REPORTING

[***]

SUBGRANTS AND SUBCONTRACTS

[***]

RESPONSIBILITY FOR OTHERS

You are responsible for (a) all acts and omissions of any of Your trustees, directors, officers, employees, subgrantees, subcontractors, contingent workers, agents, and affiliates assisting with the Project, and (b) ensuring their compliance with the terms of this Agreement.

PROHIBITED ACTIVITIES

ANTI-TERRORISM

[***]

ANTI-CORRUPTION; ANTI-BRIBERY

[***]

POLITICAL ACTIVITY AND ADVOCACY

[***]

OTHER PUBLICITY

A Party may publicly disclose information about the award of this grant, including the other Party’s name, the total amount awarded, and a description of the Project, provided that a Party obtains prior written approval before using the other Party’s name for promotional purposes or logo for any purpose. Any public disclosure by You or Your subgrantees, subcontractors, contingent workers, agents, or affiliates must be made in accordance with the Foundation’s then-current brand guidelines, which are available at: www.gatesfoundation.org/brandguidelines.

LEGAL ENTITY AND AUTHORITY

You confirm that: (a) You are an entity duly organized or formed, qualified to do business, and in good standing under the laws of the jurisdiction in which You are organized or formed; (b) You are not an individual (i.e., a natural person) or a disregarded entity (e.g., a sole proprietor or sole-owner entity) under U.S. law; (c) You have the right to enter into and fully perform this Agreement; and (d) Your performance will not violate any agreement or obligation between You and any third party. You will notify the Foundation immediately if any of this changes during the term of this Agreement.

COMPLIANCE WITH LAWS

In carrying out the Project, You will comply with all applicable laws, regulations, and rules and will not infringe, misappropriate, or violate the intellectual property, privacy, or publicity rights of any third party.

COMPLIANCE WITH REQUIREMENTS

      [***]

If the Project involves:

[***]

RELIANCE

You acknowledge that the Foundation is relying on the information You provide in reports and during the course of any due diligence conducted prior to the Start Date and during the term of this Agreement. You represent that the Foundation may continue to rely on this information and on any additional information You provide regarding activities, progress, and Funded Developments.

INDEMNIFICATION

[***]

INSURANCE

[***]

TERM AND TERMINATION

 TERM

This Agreement commences on the Start Date and continues until the End Date, unless terminated earlier as provided in this Agreement. The Foundation, in its discretion, may approve in writing any request by You for a no-cost extension, including amending the End Date and adjusting any affected reporting requirements.

TERMINATION

[***]

RETURN OF FUNDS

Any Grant Funds, plus any Income, that have not been used for, or committed to, the Project upon expiration or termination of this Agreement, must be returned promptly to the Foundation.

MONITORING, REVIEW, AND AUDIT

[***]

INTERNAL OR THIRD PARTY AUDIT

[***]

RECORD KEEPING

[***]

FINANCIAL REPORTING

[***]

SURVIVAL

A Party's obligations under this Agreement will be continuous and survive expiration or termination of this Agreement as expressly provided in this Agreement or otherwise required by law or intended by their nature.

GENERAL

ENTIRE AGREEMENT, CONFLICTS, AND AMENDMENTS

This Agreement contains the entire agreement of the Parties and supersedes all prior and contemporaneous agreements concerning its subject matter. If there is a conflict between this Agreement and the Investment Document this Agreement will prevail. Except as specifically permitted in this Agreement, no modification, amendment, or waiver of any provision of this Agreement will be effective unless in writing and signed by authorized representatives of both Parties.

NOTICES AND APPROVALS

Written notices, requests, and approvals under this Agreement must be delivered by mail or email to the other Party's primary contact specified on the Agreement Summary & Signature Page, or as otherwise directed by the other Party.

SEVERABILITY

Each provision of this Agreement must be interpreted in a way that is enforceable under applicable law. If any provision is held unenforceable, the rest of the Agreement will remain in effect.

ASSIGNMENT

[***]

COUNTERPARTS AND ELECTRONIC SIGNATURES

Except as may be prohibited by applicable law or regulation, this Agreement and any amendment may be signed in counterparts, by facsimile, PDF, or other electronic means, each of which will be deemed an original and all of which when taken together will constitute one agreement. Facsimile and electronic signatures will be binding for all purposes.